EXHIBIT 10.2

NOTE PURCHASE AGREEMENT

VINYL PRODUCTS, INC.

NOTE PURCHASE AGREEMENT

THIS NOTE PURCHASE AGREEMENT (this “Agreement”) is made as of June 14, 2013, by and among VINYL PRODUCTS, INC., a Nevada corporation (the “Company”) and the investors set forth on Schedule A hereto (each, an “Investor” and collectively, the “Investors”).

THE PARTIES HEREBY AGREE AS FOLLOWS:

1.          Issuance of Notes. Subject to the terms and conditions of this Agreement, at each Closing (as defined below), the Company shall issue and sell to Investor secured convertible promissory notes (each such note, a “Note,” and collectively, the “Notes”) in the principal amount (the “Principal Amount”) equal to the amount set forth on the signature page hereof, against payment by Investor to the Company of the Principal Amount. The maximum aggregate Principal Amount of Notes under this Agreement is $500,000 (“Maximum Amount”). There is no minimum amount required to perform a first closing. The Notes shall each be substantially in the form set forth in Exhibit A attached hereto.

The Investor shall have the ability to convert all outstanding principal and interest at a rate of one (1) share of Company’s common stock, par value $0.0001 per share (“Common Stock”) for every $1.00 of principal and interest outstanding.

The Minimum Note purchase is $100,000.

Capitalized but otherwise undefined terms used herein have the meanings provided therefor in the Notes.

2.          Closings.

2.1           Closings. The Company may issue and sell Notes to Investors up to the Maximum Amount at any time. The closing of the purchase and sale of such Notes hereunder shall take place via the exchange of documents on such date as is mutually agreeable to the Company and Investors (which each such date and place as a “Closing”). Subscriptions from Investors will be held in escrow pursuant to an Escrow Agreement entered into between the Company and Richardson & Patel LLP (“Escrow Agent”) until the Maximum Amount has been received.

2.2           Delivery. The obligations of the parties to consummate the transactions under this Agreement shall be subject to the satisfaction of the following conditions, prior to and specific to each Closing: (a) each Investor shall deliver to the Escrow Agent on behalf of the Company a check or wire transfer of immediately available funds in the amount of Investor’s Principal Amount with respect to such Closing; (b) the Company shall execute and deliver to the Escrow Agent (i) a Note reflecting the name of Investor, a principal amount equal to Investor’s Principal Amount for such Closing as set forth on the signature page of such Note and the date of such Closing, and (ii) the security agreement substantially in the form set forth in Exhibit B pursuant to which the Note is secured (“Security Agreement”). Each such Note shall be a binding obligation of the Company upon execution thereof by the Company and delivery thereof to an Investor; and (c) each party shall have executed the Escrow Agreement and delivered the same to the Escrow Agent. Upon satisfaction of these conditions for the Closing, Escrow Agent shall be authorized to release the Maximum Amount to the Company.

3.          Representations, Warranties and Covenants of Investor. Investor hereby represents, warrants and covenants to the Company as follows:

3.1           Purchase for Own Account. Investor represents that he is acquiring the Notes and the shares of Common Stock issuable upon conversion of the Notes (collectively, the “Securities”) solely for investment for its own account and not as a nominee or agent or with a view to the resale or distribution of any part thereof, and that it has no present intention of selling, granting any participation in, or otherwise distributing the same. The acquisition by Investor of any of the Securities shall constitute confirmation of the representation by Investor that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

3.2           Disclosure of Information. Investor has received all the information it considers necessary or appropriate for deciding whether to make an investment in the Securities. Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and the business, properties, prospects and financial condition of the Company.

3.3           Investment Experience. Investor has (a) a preexisting personal or business relationship with the Company or its officers and directors or controlling persons, and/or (b) by reason of its own business and financial experience, has the capacity to protect its own interests in connection with the investment contemplated hereby. Investor represents that it is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities.

3.4           Accredited Investor. Investor represents that it is an “accredited investor” within the meaning of Securities and Exchange Commission (“SEC”) Rule 501 of Regulation D, as presently in effect.

3.5           Restrictions on Transfer. Investor understands that the Securities are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the “Act”), only in certain limited circumstances. In this connection, Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act. INVESTOR UNDERSTANDS AND ACKNOWLEDGES HEREIN THAT AN INVESTMENT IN THE COMPANY’S SECURITIES INVOLVES AN EXTREMELY HIGH DEGREE OF RISK AND MAY RESULT IN A COMPLETE LOSS OF ITS INVESTMENT. Investor understands that the Securities have not been and will not be registered under the Act and have not been and will not be registered or qualified in any state in which they are offered, and thus Investor will not be able to resell or otherwise transfer its Securities unless they are registered under the Act and registered or qualified under applicable state securities laws, or an exemption from such registration or qualification is available. Investor has no immediate need for liquidity in connection with this investment and does not anticipate that it will need to sell its Securities in the foreseeable future.

3.6           Restrictive Legend. Investor consents to the placement of a legend on the Securities, when issued to Investor in connection with this Agreement, stating that they have not been registered under the Act and setting forth or referring to the restrictions of transferability and sale thereof. Investor is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Securities.

3.7           Further Limitations on Disposition. Without in any way limiting the representations set forth above, Investor further agrees not to make any disposition of all or any portion of the Securities unless:

(a)          there is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(b)          Investor is eligible to dispose of the Securities pursuant to Rule 144 and such disposition is made in accordance with such Rule; or

(c)          (i) Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if requested by the Company, Investor shall have furnished the Company with an opinion of counsel reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act.

4.          Representations and Warranties of the Company. The Company hereby represents and warrants to each Investor, as of the date of this Agreement, as follows:

4.1           Offering. Subject in part to the truth and accuracy of Investor’s representations set forth in Section 3, the offer, sale and issuance of the Securities as contemplated by this Agreement and issued in connection therewith are exempt from the registration requirements of the Act and will not result in a violation of the qualification or registration requirements of the any applicable state securities laws.

4.2           Valid Issuance of Securities. The Securities issuable upon conversion of the Notes, when issued, sold and delivered in accordance with the terms of the Notes for the consideration expressed therein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws.

4.3           Security Agreement. The Security Agreement grants a continuing priority security interest in, and lien upon, the Collateral (as defined therein), subject to no prior lien, encumbrance, charge, or security interest.

4.4           Reports Filed under the Securities Exchange Act of 1934 (“Exchange Act”). The Company is current in its filings with the SEC under the Exchange Act.

4.5           Capitalization. The authorized shares of the Company are 100,000,000 common shares, and of this amount, there are a total of 22,564,000 shares of common stock outstanding. The foregoing amount does not take into account a proposed cancellation of shares of common stock in connection with a proposed corporate transaction, nor does it include up to 3,000,000 shares of common stock which are proposed to be issued as contingent “performance shares” in connection with this offering.

5.          Miscellaneous.

5.1           Survival of Representations, Warranties and Covenants. The warranties, representations and covenants of the Company and Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and all Closings for a period of one year after the execution and deliver hereof.

5.2           Successors and Assigns. Except as otherwise provided therein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties; provided that the Company may not assign or transfer its rights or obligations hereunder without the prior written consent of Investor. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5.3           Governing Law; Venue. This Agreement been negotiated and consummated in the State of California and shall be construed in accordance with and governed by the internal laws of the State of California without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. All disputes and controversies arising out of or in connection with this Note shall be resolved exclusively by the state or federal courts located in Los Angeles County in the State of California, and each party hereto agrees to submit to the jurisdiction of said courts and agrees that venue shall lie exclusively with such courts.

5.4           Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5.5           Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

5.6           Notice. Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given: (a) when hand delivered to the other party; (b) three business days after deposit in the U.S. mail with first class or certified mail receipt requested postage prepaid and addressed to the other party at the address set forth below; or (c) the next business day after deposit with a national overnight delivery service, postage prepaid, addressed to the parties as set forth below with next business day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider. Each party making a communication hereunder by facsimile shall promptly confirm by telephone to the party to whom such communication was addressed each communication made by it by facsimile pursuant hereto but the absence of such confirmation shall not affect the validity of any such communication. A party may change or supplement the addresses given above, or designate additional addresses, for purposes of this Section 5.6 by giving the other party written notice of the new address in the manner set forth above.

5.7           Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only if such amendment, modification or waiver is in writing and only with the written consent of the Company and Investor.

5.8           Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

5.9           Corporate Securities Law. THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

5.10         Expenses. Each party shall pay all of its own costs and expenses (including attorneys’ fees and disbursements) that it incurs with respect to the negotiation, execution and delivery of this Agreement.

5.11         Finder’s Fee. Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders’ fee (and the costs and expenses of defending against such liability or asserted liability) for which Investor or any of its officers, partners, employees or representatives is responsible. The Company has engaged Monarch Bay Securities, LLC as its placement agent for the placement of the Notes and agrees to indemnify and hold harmless Investor from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

5.12         Entire Agreement. This Agreement, its exhibits, and the documents and instruments referred to herein constitute the entire agreement among the parties with respect to the subject matter hereof and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY:	INVESTOR:

VINYL PRODUCTS, INC.
Print Name

By:	By:

Name:
Name: Keith Moore
Title:
Title: Treasurer

Address for Notices and Transfer Agent:
Address:

5000 Birch, Suite 4800
Newport Beach, CA 92660

Taxpayer ID

Principal Amount of Note Purchased:

$

Note Purchase Agreement

SCHEDULE A

INVESTORS